UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Spring Lane, Suite 300, PO Box 1990, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 24, 2008, NTELOS Holdings Corp. issued a press release announcing certain performance metrics for the quarter and twelve months ended December 31, 2007. NTELOS also issued certain updated financial guidance for 2007 and issued financial guidance for 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by NTELOS Holdings Corp. dated January 24, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2008

NTELOS HOLDINGS CORP.

By:	/s/ James S. Quarforth
James S. Quarforth
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by NTELOS Holdings Corp. dated January 24, 2008

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